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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 21, 2001


                          SHARPS COMPLIANCE CORPORATION
             (Exact name of registrant as specified in its charter)

                              --------------------


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         Delaware                      0-22390                 74-26557168
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


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                                9050 KIRBY DRIVE
                              HOUSTON, TEXAS 77054
              (Address of principal executive offices) (Zip Code)

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        Registrant's telephone number, including area code (713) 432-0300



          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

      Pursuant to Item 9(e) of Schedule 14(a) of the Securities Exchange Act of 1934, Registrant supplements its Proxy Statement filed on October 12, 2001, with the following information:



AUDIT FEES                                    $ 83,000

FINANCIAL INFORMATION SYSTEMS DESIGN
AND IMPLEMEENTATION FEES                             0
                                                 2,850


ALL OTHER FEES                                --------

TOTAL                                         $ 85,850


      The audit committee believes that the provision of the services covered under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the principal accountant's independence.

      With the exception of historical information described above, this report includes forward looking statements made under the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements involve substantial risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SHARPS COMPLIANCE CORPORATION


Date: December 21, 2001                By: /s/ Gary Shell
                                           ---------------------------
                                           Gary Shell
                                           Vice President and Chief
                                           Financial Officer